VONTOBEL EASTERN EUROPEAN EQUITY FUND
(VEEEX)
Investment Commentary


Gunter Faschang

Market and Currency Development
The Vontobel Eastern European Equity Fund's NAV increased by 49.6% in 2003, which is 2% better than the Nomura benchmark. In the fourth quarter of 2003, the fund added 12.2% to its NAV or 3.2% better than the Nomura benchmark. For the one-year period Morningstar ranks the fund 12th in the US among 158 funds in the Europe Stock category. For the three-year annualized period, Morningstar ranks the fund 4th in the same category and has awarded it a five-star rating.

In the fourth quarter of 2003, the performance of the various Eastern European markets was markedly different. While markets in the Central European countries were up between 10 and 20%, Russia lagged behind with just a 1% positive return. On the currency front, we have seen losses against the Euro; however, all Eastern European currencies appreciated against the US$, adding to the fund's total return. As we expected this development, we were underweight in stocks that are traded in US$, like those companies based in Russia, and overweight in Central European stocks, where the currencies are strongly linked to the Euro.

                Index        Country    Perf. Index Perf. Index
                                         (USD, %)    (EUR, %)
                Dow Jones    USA           12.8         5.9
                Nasdaq Comp. USA           12.4         5.5
                S&P 500      USA           11.5         4.6
                -----------------------------------------------
                ATX          Austria       21.5        14.6
                SBI          Slovenia      15.2         8.3
                BET          Romania       15.2         8.3
                PX50         Czech Rep.    13.8         6.9
                WIG          Poland        12.9         5.9
                Tallin SE    Estonia       10.9         4.0
                BUX          Hungary       10.4         3.4
                IRTS         Russia         0.7        -6.2
                -----------------------------------------------
                VEEEX                      12.2
                Nomura BM                   9.0

                             Currency Perf. Curr.
                                      (vs. EUR, %)
                               USD            -6.8
                             ---------------------
                               EEK             0.0
                               SIT            -0.5
                               PLN            -2.0
                               CZK            -2.3
                               HUF            -2.6
                               ROL            -6.4

Source: Reuters. As of 12.31.2003.

Vontobel Eastern European Equity Fund

Among the most positive influences for our performance were companies based in Austria with significant business exposure in Eastern Europe. Bank Austria and Erste Bank built a strong presence in the growth markets of Eastern Europe. They are benefiting from the fast growth of demand for their services and from restructuring profits of the banks that they have acquired in the region.

The Slovenian and Romanian markets are, unfortunately, very illiquid. We have only small positions in Slovenia. Both countries represent only a very small percentage of both our portfolio and the benchmark. One of our biggest overweight positions was the Czech Republic. Despite a relatively high budget deficit, the country is benefiting from strong FDI inflows and is prospering. We bought Cesky Telekom upon the sale of a 27% stake by Swisscom and KPN. Shares were under pressure due to overhang in the marketplace giving us the opportunity to buy at an attractive level. This dominant mobile operator is promising around 10% dividend yield for the coming years. Several other stock-specific events have resulted in a very positive performance of our holdings in the Czech Republic.

The Polish market returned an average performance in the fourth quarter with the major event being the privatization placement of a 7.5% stake of TPSA by the government. Like in the case of Cesky Telekom, we were underweight before the placement and bought at a very attractive level during the placement.

In the Baltic countries, we hold only Hansabank, the largest bank in the region, which continued to perform well. In Hungary, we were able to reduce our positions sharply before an episode of major currency turbulence disturbed the picture. We have been afraid that the Hungarian forint could be attacked by speculators. Hungary is running a twin deficit, which is largely financed by foreign portfolio investors. In the beginning of December the forint dropped sharply, and we used the fall to buy back a number of positions that we had previously sold. The drop of the currency was only short-lived, and despite the risk of another attack in 2004, we believe that the currency is at an attractive long-term level now and will stay overweight in Hungarian stocks, which are the cheapest in the region.

The highlight of the quarter was the imprisonment of the main owner of the largest Russian company Yukos. Mr. Khodorkovski was put in jail for tax fraud. It is an open secret that the true reason for his imprisonment was his political ambitions and his financing of liberal opposition parties. The Russian market fell by 25% in October, but made up half of its losses by year-end. Yukos fell from US$16 to below US$10. In December, Russian parliamentary elections gave huge support to the Putin-loyal parties and gave the Russian president almost unlimited power. The Yukos affair and the irregularities during the elections both showed that Russia still has a long way to go before becoming a functioning democracy with a fair legal system. There was no fair access to media and wide ranging manipulation during the election campaign.

Going forward, we expect little good news for Yukos. The tax ministry already announced a possible US$3.4 bn fine for the company. Khodorkovski's shares could possibly be nationalized. Moreover, the Russian government will become more interventionist, and President Putin already announced increases in oil company taxes. We believe in Putin's good intentions to move Russia's economy forward, but recognize that there is a high risk for things to go wrong. Moreover, over 90% of the Russian market is dominated by raw material exporting companies. These companies are facing rising costs due to the ruble appreciation in real terms, falling prices of goods due to the fall of the
US$      and rising taxes. Therefore, we plan to stay sharply underweight in
Russia and look only for company-specific opportunities mainly in consumption-related businesses.

Vontobel Eastern European Equity Fund

Sector / Industry Developments
From a sector point of view, there have been very few clear trends in the fourth quarter of 2003. The major winners were cyclical mining stocks. The major losers were in the more defensive sectors like energy utilities. This was in line with global trends. We have used the strong performance of cyclical stocks and high-beta stocks in 2003 to sell many of our holdings and have positioned the fund more defensively going into 2004.

The fourth quarter of 2003 was heavily influenced by stock-specific events as well as political and macro developments. In our performance attribution analysis, the main gains came from stock picking. The second most important factor was currency selection due to our underweight of US$ related stocks. The country and sector effects have been minimal.

New or Increased Positions
TPSA (Poland/Telecoms) 8.9% We took advantage of the Polish government's privatization sale on the market. The price was depressed due to share overhang.

Erste Bank 4.7% (Central Europe/Banks) We bought the Austrian-based company due to its strong growth in Eastern Europe. The bank is restructuring its acquisitions in the region successfully and continues to gain from fast growth in bank loans and services.

Closed or Trimmed Positions
Dogan Holding(Turkey/Conglomerate) 0%, Turkey was the best performing market in Eastern Europe in 2003. After the sharp increases in share prices, most companies have reached or surpassed our fair values. Therefore, we completely sold out Turkey with Dogan Holding being the last of these stocks that we sold.

Slovakofarma (Slovakia/Pharmaceuticals) 0%, Slovakofarma was finally taken over by Warburg Pincus and will be merged with the Czech company Leciva. We received a nice premium from this transaction and sold our position.

Portfolio Manager Reflections
Despite a turbulent year, we managed to outperform our benchmark by 2% in 2003. With a total return of 49.6% the Vontobel Eastern European Equity fund is among the world's best investment funds. Russia was in the limelight again in 2003 with the imprisonment of the main shareholder of the largest Russian company, Yukos, and the parliamentary elections. Another important development was the weakness of the US$, and a marked decline of the Polish zloty and the Hungarian forint vs. the Euro.

Going forward into 2004, we remain skeptical about the Russian market. In addition to the high political risks, there are several fundamental factors which could hurt the Russian raw materials exporting industries. Among them are the decline of the US$, the rise of the Ruble in real terms which pushes up costs for companies, and a possible fall of oil prices if Iraq is successful in delivering more oil to the world market. Most of the investments of our fund will be in the countries which will join the EU in May 2004. The EU convergence process is a very powerful driver for these countries' economies and stock markets. In line with declining interest rates, we see more and more money going into the stock markets

Vontobel Eastern European Equity Fund
of these countries. The low valuation of their stocks with an average P/E of
9.0 justifies our belief in the continuing strong performance of the fund. We recommend investment in Eastern European equities as integration into the European Union and adoption of the Euro is well under way in the region.

Below see a list of the position size of the companies mentioned above as of December 31, 2003:

                  Bank Austria (Central Europe/Banks)     4.1%
                  Cesky Telekom (Czech Republic/Telecoms) 5.2%
                  Dogan Holding (Turkey/Conglomerate)     0.0%
                  Erste Bank (Central Europe/Banks)       4.7%
                  Hansabank (Estonia/Banks)               4.5%
                  KPN (Holland/Telecoms)                  0.0%
                  Slovakofarma (Slovakia/Pharma)          0.0%
                  Swisscom (Switzerland/Telecoms)         0.0%
                  TPSA (Poland/Telecoms)                  8.9%
                  Yukos (Russia/Oil&Gas)                  1.6%

Vontobel Eastern European Equity Fund

COMPARISON OF $10,000 INVESTMENT IN
VONTOBEL EASTERN EUROPEAN EQUITY FUND VS. NRI COMPOSITE-11*


                                    [CHART]



Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.

*Nomura Research Institute's ("NRI") Composite-11 Index is comprised of equities traded on listed markets in Poland, the Czech Republic, Hungary, Slovakia, Croatia, Romania, Slovenia, Estonia, Latvia, Lithuania and Russia. Returns do not include dividends and are expressed in US$.

Average Annual Total Returns for Periods ended December 31, 2003

1 Year          5 Years         Since inception 02/15/96
------          -------         ------------------------

41.05%           5.36%                   3.23%

   Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Vontobel Eastern European Equity Fund

                     VONTOBEL EASTERN EUROPEAN EQUITY FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               December 31, 2003

      Number
      of
      Shares  Security Description                           Market Value
      ------- --------------------                           ------------

              Common Stocks:                          94.64%

              Austria:                                 9.68%
       31,700 Bank Austria Creditanstalt*                    $ 1,615,854
       15,275 Erste Bank Der Oester Spar                       1,883,485
       28,050 S&T System Intergration and Technology*            240,065
                                                             -----------
                                                               3,739,404
                                                             -----------

              Croatia:                                 1.84%
       43,650 Pliva D D GDR                                      711,495
                                                             -----------

              Czech Republic:                         17.60%
      190,000 Ceske Energticke Zavody AS CEZ                   1,083,239
       58,500 Ceske Radiokomunikace AS                           775,562
      180,400 Cesky Telecom                                    2,052,796
       15,050 Komercni Banka                                   1,413,448
       12,900 Komercni Banka AS Sponsored ADR*                   399,900
          800 Philip Morris CR                                   492,109
      228,700 Unipetrol*                                         585,988
                                                             -----------
                                                               6,803,042
                                                             -----------

              Estonia:                                 4.60%
       66,050 Hansabank Ltd                                    1,778,993
                                                             -----------

              Hungary:                                20.25%
       13,400 Delmagyarorszagi Aramsz Sponsored GDR              152,760
        7,166 Demasz RT                                          412,135
       21,237 Egis Gyogysergyar                                  859,048
        1,340 Gedeon Richter Ltd GDR Reg S                       157,450
        7,300 Richter Gedeon Vegyeszeti                          859,101
       47,777 Magyar Olay Es Gazipari RT                       1,446,018
        8,000 MOL Magyar Olay GDR Reg S                          244,000
       12,050 Matav RT ADR                                       225,456

Vontobel Eastern European Equity Fund

          Number
          of
          Shares  Security Description                    Market Value
          ------- --------------------                    ------------

                  Hungary (continued):
          253,650 Matav RT Regd Shares                    $   960,381
          100,000 OTP Bank*                                 1,282,051
           46,850 OTP Bank GDR Reg S*                       1,229,813
                                                          -----------
                                                            7,828,213
                                                          -----------

                  Poland:                          20.10%
          235,995 Bank Millennium*                            161,207
           45,230 Bank Polska Kasa Opieki                   1,308,556
           14,750 Bank Polska Kasa Opieki SA                  431,438
            6,019 Bank Przemyslowo Handlowy                   572,394
            4,400 Bank Zachodni Wbk                            89,226
           19,798 Budimex SA*                                 189,866
           92,700 KGHM Polska Midez SA*                       650,613
           20,500 KGHM Polska Miedz GDR*                      278,800
          165,000 Mostostal Zabrze-Holding SA*                 26,962
           12,000 Polski Koncern Nafto GDR                    161,400
           47,100 Polski Koncern Naftowy                      315,430
          677,000 Telekomunikacja Polska SA                 2,747,535
          208,500 Telekomunikacja Polska SA GDR               834,000
                                                          -----------
                                                            7,767,427
                                                          -----------

                  Russia:                          13.03%
           19,600 Lukoil Oil Co Sponsored ADR               1,817,900
            6,550 Mobile Telesystems Sponsored ADR            542,340
           70,500 Novy Neft Limited*                          846,000
           17,050 Vimpel Communications Spon ADR*           1,253,175
           13,710 Yukos Corp Sponsored ADR                    575,820
                                                          -----------
                                                            5,035,235
                                                          -----------

                  Slovakia:                         2.23%
           20,881 Slovnaft AS*                                862,112
                                                          -----------

                  Slovenia:                         0.53%
              750 KRKA*                                       206,599
                                                          -----------

Vontobel Eastern European Equity Fund

             Number
             of
             Shares  Security Description             Market Value
             ------- --------------------             ------------

                     Sweden:                    4.78%
             147,700 Vostok Nafta Investment*         $ 1,846,122
                                                      -----------

                     Total Investments
                     (Cost: $27,178,754)**     94.64% $36,578,642
                     Other assets, net          5.36%   2,073,466
                                              ------- -----------
                     Net Assets               100.00% $38,652,108
                                              ======= ===========

 * Non-income producing
** Cost for Federal income tax purposes is $27,178,754 and net unrealized appreciation consists of:

Gross unrealized appreciation $10,202,874
Gross unrealized depreciation    (802,986)
                              -----------
Net unrealized appreciation   $ 9,399,888
                              ===========

ADR - Security represented is held by the custodian bank in the form of American Depository Receipts.
GDR - Security represented is held by the custodian bank in the form of Global Depository Receipts.
GDS - Security represented is held by the custodian bank in the form of Global Depository Shares.

See Notes to Financial Statements

Vontobel Eastern European Equity Fund

VONTOBEL EASTERN EUROPEAN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

Assets
Investments at value (identified cost of $27,178,754) (Notes 1 & 3)                    $ 36,578,642
Cash (including foreign currencies at value)                                              2,013,171
  Receivables:
    Capital stock sold                                                         $49,206
    Dividends                                                                   89,304
                                                                               -------
                                                                                            138,510
  Other assets                                                                               15,038
                                                                                       ------------
Total Assets                                                                             38,745,361
                                                                                       ------------
Liabilities
  Capital stock redeemed                                                                      4,427
  Investment management fees                                                                 37,678
  Accrued expenses                                                                           51,148
                                                                                       ------------
Total Liabilities                                                                            93,253
                                                                                       ------------
Net Assets                                                                             $ 38,652,108
                                                                                       ============
Net Assets - Class A Shares                                                            $ 38,647,753
                                                                                       ============
Net Asset Value and Redemption Price Per Class A Share (Note 2)
 ($38,647,753/3,009,537 shares outstanding)                                            $      12.84
                                                                                       ============
Maximum Offering Price Per Share ($12.84 x 100/94.25)                                  $      13.62
                                                                                       ============
Net Assets - Class C Shares                                                            $      4,355
                                                                                       ============
Net Asset Value, Redemption and Offer Price Per Share
 ($4,355/343 shares outstanding)                                                       $      12.70
                                                                                       ============
At December 31, 2003 there were 50,000,000 shares of $.01 par value stock authorized and the components of net assets are:
Paid in capital                                                                        $ 75,822,635
Net unrealized appreciation of investments and foreign currency transactions              9,406,788
Accumulated net realized loss on investments and foreign currency transactions          (46,577,315)
                                                                                       ------------
Net Assets                                                                             $ 38,652,108
                                                                                       ============

See Notes to Financial Statements

Vontobel Eastern European Equity Fund

VONTOBEL EASTERN EUROPEAN EQUITY FUND
STATEMENT OF OPERATIONS
Year ended December 31, 2003

Investment Income
 Dividend (Net of foreign tax withheld of $81,276)                                    $   570,215
                                                                                      -----------
Expenses:
 Investment management fees (Note 2)                                         $350,320
 12b-1 fees Class C (Note 2)                                                       47
 Recordkeeping and administrative services (Note 2)                            56,051
 Custodian and accounting fees                                                146,804
 Transfer agent fees (Note 2)                                                 111,639
 Shareholder servicing and reports (Note 2)                                    42,438
 Legal and audit fees                                                          34,599
 Filing and registration fees (Note 2)                                         35,463
 Other                                                                         46,257
                                                                             --------
Total expenses                                                                            823,618
                                                                                      -----------
Net investment loss                                                                      (253,403)
                                                                                      -----------
Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
 Net realized gain on investments                                                       4,474,942
 Net realized loss on foreign currency conversions                                       (195,283)
 Net change in unrealized appreciation of investments and foreign currencies            7,700,036
                                                                                      -----------
 Net gain on investments                                                               11,979,695
                                                                                      -----------
 Net increase in net assets resulting from operations                                 $11,726,292
                                                                                      ===========

See Notes to Financial Statements

Vontobel Eastern European Equity Fund

VONTOBEL EASTERN EUROPEAN EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                  Year ended        Year ended
                                                              December 31, 2003* December 31, 2002
                                                              ------------------ -----------------
OPERATIONS
 Net investment loss                                             $  (253,403)       $  (278,562)
 Net realized gain (loss) on investments and foreign currency
  transactions                                                     4,279,659         (1,899,328)
 Change in unrealized gain on investments and foreign
  currencies                                                       7,700,036          5,210,244
                                                                 -----------        -----------
 Net increase in net assets resulting from operations             11,726,292          3,032,354
CAPITAL SHARE TRANSACTIONS**
 Net increase in net assets resulting from capital share
  transactions - Class A                                           8,017,533            799,703
 Net increase in net assets resulting from capital share
  transactions - Class C*                                              6,126                 --
                                                                 -----------        -----------
 Net increase in net assets                                       19,749,951          3,832,057
 Net assets at beginning of year                                  18,902,157         15,070,100
                                                                 -----------        -----------
NET ASSETS at end of year                                        $38,652,108        $18,902,157
                                                                 ===========        ===========

 * Commencement of operations for Class C shares was January 9, 2003.

** A summary of capital share transactions follows:

                                   Year ended               Year ended
                                December 31, 2003       December 31, 2002
                            ------------------------  ---------------------
                              Shares        Value      Shares      Value
    Class A shares          ----------  ------------  --------  -----------
    Shares sold              1,902,067  $ 19,047,810   634,659  $ 5,050,081
    Shares redeemed         (1,095,715)  (11,030,277) (546,716)  (4,250,378)
                            ----------  ------------  --------  -----------
    Net increase (decrease)    806,352  $  8,017,533    87,943  $   799,703
                            ==========  ============  ========  ===========

                                  Period ended
                               December 31, 2003*
                            ------------------------
                              Shares        Value
    Class C shares          ----------  ------------
    Shares sold                    343  $      6,126
    Shares redeemed                 --            --
                            ----------  ------------
    Net increase                   343  $      6,126
                            ==========  ============

Vontobel Eastern European Equity Fund

VONTOBEL EASTERN EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                   Class A Shares
                                ---------------------------------------------------
                                              Years ended December 31,                 Class C Shares
                                ---------------------------------------------------     Period Ended
                                  2003      2002     2001        2000        1999    December 31, 2003*
                                --------  -------  -------  --------       --------  ------------------
Per Share Operating
 Performance
Net asset value, beginning of
 year                           $   8.58  $  7.12  $  7.69  $   9.32       $   8.14       $   8.61
                                --------  -------  -------  --------       --------       --------
Income from investment
 operations -
  Net investment loss             (0.08)    (0.13)   (0.07)    (0.21)/(1)/    (0.20)         (0.27)
  Net realized and unrealized
   gain (loss) on investments       4.34     1.59    (0.50)    (1.42)          1.38           4.36
                                --------  -------  -------  --------       --------       --------
Total from investment
 operations                         4.26     1.46    (0.57)    (1.63)          1.18           4.09
                                --------  -------  -------  --------       --------       --------
Net asset value, end of year    $  12.84  $  8.58  $  7.12  $   7.69       $   9.32       $  12.70
                                ========  =======  =======  ========       ========       ========

Total Return                      49.65%   20.51%   (7.41%)  (17.49%)        14.50%         47.50%

Ratios/Supplemental Data
Net assets, end of year (000's) $ 38,648  $18,902  $15,070  $ 19,232       $ 33,644       $      4
Ratio to average net assets -
  Expenses/(A)/                    2.94%    3.23%    3.46%     2.81%          3.37%          3.94%**
  Expenses - net/(B)/              2.94%    3.23%    3.38%     2.59%          3.26%          3.94%**
  Net investment loss             (0.90%)  (1.62%)  (0.95%)   (1.76%)        (2.35%)        (1.90%)**
Portfolio turnover rate          117.27%   85.90%   71.18%    85.97%        103.80%        117.27%

 * Commencement of operations for Class C shares was January 9, 2003. ** Annualized

/(A)/ Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

/(B)/ Expense ratio - net reflects the effect of the custodian fee credits the fund received. In addition, the expense ratio in 2001 has increased by .25% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

/(1)/ Based on average shares outstanding

See Notes to Financial Statements

Vontobel Eastern European Equity Fund

VONTOBEL EASTERN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2003


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Vontobel Eastern European Equity Fund (the "Fund") is a series of Vontobel Funds, Inc. ("VFI"), which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was established in February, 1996 as a series of VFI, which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The objective of the Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located in Eastern Europe.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation
Investments traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

Security Transactions and Dividends
Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date.

Currency Translation
The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations

Vontobel Eastern European Equity Fund
are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Federal Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required. As of December 31, 2003, the Fund had capital loss carryforwards of $46,568,289 available to offset future capital gains, which expire between 2006 to 2010.

Accounting Estimates
In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Class Net Asset Values and Expenses
All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable, as discussed in Note 2.

The Fund currently offers Class A shares which include a maximum front-end sales charge of 5.75% and a maximum contingent deferred sales charge of 2% on the proceeds of Class A shares redeemed within 360 days. Class A shares may be purchased without a front-end sales charge through certain third-party fund "supermarkets". The Fund also offers Class C shares which include a maximum contingent deferred sales charge of 2% on the proceeds of Class C shares redeemed within 2 years of purchase.

2. INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel Asset Management, Inc. provides investment services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million.

First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. In addition to underwriting fees and commissions received relating to the distribution of the Fund's shares, FDCC receives a maximum contingent deferred sales charge ("CDSC") of 2% for certain Fund share redemptions occurring within 360 days of purchase of Class A shares and within 2 years of purchase of Class C shares. Shares redeemed subject to a CDSC will receive a lower redemption value per share. For the year ended December 31, 2003, FDCC received $19,801 in underwriting fees and commissions and $106,410 in CDSC fees relating to the distribution and redemption of certain Fund shares.

Vontobel Eastern European Equity Fund

The Fund has adopted a Distribution Plan (the "Plan") for Class C Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 1.00% of average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees.

Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets. CSS received $65,493 for its services for the year ended December 31, 2003.

Fund Services, Inc. ("FSI") provides transfer and dividend disbursing agent services to the Fund. FSI received $97,326 for its services for the year ended December 31, 2003.

Certain officers and/or directors of the Fund are also officers and/or directors of Vontobel Asset Management, Inc., FDCC, CSS, and FSI.

3. INVESTMENTS/CUSTODY

Purchases and sales of securities other than short-term notes aggregated $35,967,703 and $30,833,489, respectively, for the year ended December 31, 2003.

4. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These distribution differences are primarily due to differing treatments for foreign currency transactions, net operating losses, equalization and post-October capital and currency losses. There were no distributions to shareholders for each of the years ended December 31, 2003 and 2002, respectively.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                Year ended
                                             December 31, 2003
                                             -----------------
                  Post October currency loss         (9,026)
                  Capital loss carryforward    $(46,568,289)
                  Unrealized appreciation         9,406,788
                                               ------------
                  Total                        $(37,170,527)
                                               ============

Vontobel Eastern European Equity Fund

Reclassifications for Financial and Tax Reporting Differences
Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2003, the Fund increased undistributed net investment income by $253,403, decreased accumulated net realized losses by $186,258 and decreased paid in capital by $439,661. These reclasses were made as a result of permanent book/tax differences relating primarily to net operating losses and foreign currency transactions.

Vontobel Eastern European Equity Fund

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Vontobel Eastern European Equity Fund
Richmond, Virginia

     We have audited the accompanying statements of assets and liabilities of Vontobel Eastern European Equity Fund, including the schedule of portfolio investments as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vontobel Eastern European Equity Fund, as of December 31, 2003, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
February 20, 2004

Vontobel Eastern European Equity Fund

Vontobel Funds, Inc.
(the "Company")

SUPPLEMENTAL INFORMATION
(Unaudited)

Information pertaining to the Directors' and Officers' of the Company is set forth below. The statement of additional information (the "SAI") includes additional information about the Directors and is available without charge upon request by calling (800) 527-9500.

Name, Address and     Position(s) Held With Number of Principal Occupation(s) Other
Age (1)               Company and Tenure    Funds in  During The Past 5 Years Directorships by
                                            Com                               Directors and
                                            pany                              Number of Funds
                                            Overseen                          in the Complex
                                                                              Overseen
-----------------------------------------------------------------------------------------------
Interested Directors:
-----------------------------------------------------------------------------------------------
John Pasco, III (2)    Chairman, Director       1     Mr. Pasco is Treasurer  The World Funds,
1500 Forest Avenue     and Treasurer since            and Director of         Inc. - 8 Funds;
Suite 223              October, 1983                  Commonwealth            The World
Richmond, VA 23229                                    Shareholder Services,   Insurance Trust -
(58)                                                  Inc., the Company's     1 Fund
                                                      Administrator, since
                                                      1985; President and
                                                      Director of Vontobel
                                                      Fund Distributors, a
                                                      division of First
                                                      Dominion Capital Corp.,
                                                      the Company's
                                                      Underwriter; Director
                                                      and Shareholder of Fund
                                                      Services Inc., the
                                                      Company's Transfer and
                                                      Disbursing Agent, since
                                                      1987; and a Shareholder
                                                      of Commonwealth Fund
                                                      Accounting, Inc., which
                                                      provides bookkeeping
                                                      services. Mr. Pasco is
                                                      also a certified public
                                                      accountant.

Vontobel Eastern European Equity Fund

Name, Address and    Position(s) Held With   Number of Principal Occupation(s)   Other
Age (1)              Company and Tenure      Funds in  During The Past 5 Years   Directorships by
                                             Company                             Directors and
                                             Overseen                            Number of Funds
                                                                                 in the Complex
                                                                                 Overseen
-------------------------------------------------------------------------------------------------
Interested Directors (continued):
-------------------------------------------------------------------------------------------------
Joseph Mastoloni (3) Director since              1     Mr. Mastoloni has         The World
450 Park Avenue      February, 2001                    served as Compliance      Insurance
New York, NY 10022                                     Officer of Vontobel USA   Trust - 1 Fund
(40)                                                   Inc., a registered
                                                       investment adviser, since
                                                       May, 1994 and was
                                                       appointed as Vice
                                                       President in July 1999.
-------------------------------------------------------------------------------------------------
Non-Interested Directors:
-------------------------------------------------------------------------------------------------
Samuel Boyd, Jr.     Director since October,     1     Mr. Boyd is Manager of    The World Funds,
10808 Hob Nail       1983                              the Customer Services     Inc. - 8 Funds;
Court                                                  Operations and            Satuit Capital
Potomac, MD 20854                                      Accounting Division of    Management
(63)                                                   the Potomac Electric      Trust - 1 Fund;
                                                       Power Company since       Janus Capital
                                                       August, 1978; a Director  Management
                                                       of The World Funds,       Trust - 2 Funds;
                                                       Inc., a registered        The World
                                                       investment company,       Insurance
                                                       since May, 1997,          Trust - 1 Fund
                                                       overseeing 8 series; a
                                                       Trustee of World
                                                       Insurance Trust, a
                                                       registered investment
                                                       company, since April,
                                                       2002; a Trustee of Satuit
                                                       Capital Management
                                                       Trust, a registered
                                                       investment company,
                                                       since October, 2002; and
                                                       Trustee of Janus Advisor
                                                       Trust, a registered
                                                       investment company,
                                                       since August, 2003; Mr.
                                                       Boyd is also a certified
                                                       public accountant.
-------------------------------------------------------------------------------------------------

Vontobel Eastern European Equity Fund

Name, Address and  Position(s) Held With   Number of Principal Occupation(s)   Other
Age (1)            Company and Tenure      Funds in  During The Past 5 Years   Directorships by
                                           Company                             Directors and
                                           Overseen                            Number of Funds
                                                                               in the Complex
                                                                               Overseen
-------------------------------------------------------------------------------------------------
Non-Interested Directors (continued):
-------------------------------------------------------------------------------------------------
William E. Poist   Director since October,     1     Mr. Poist is a financial  The World Funds,
5272 River Road    1983                              and tax consultant        Inc. - 8 Funds;
Bethesda, MD 20816                                   through his firm          The World
(64)                                                 Management Funds          Insurance Trust -
                                                     Consulting for            1 Fund; The Satuit
                                                     Professionals since 1968; Capital
                                                     Director of The World     Management
                                                     Funds, Inc., a registered Trust - 1 Fund
                                                     investment company,
                                                     since March, 1997;
                                                     Trustee of World
                                                     Insurance Trust, a
                                                     registered investment
                                                     company, since April,
                                                     2002; and Trustee of
                                                     Satuit Capital
                                                     Management Trust, a
                                                     registered investment
                                                     company, since
                                                     February, 2004. Mr.
                                                     Poist is also a certified
                                                     public accountant.
-------------------------------------------------------------------------------------------------
Paul M. Dickinson  Director since July,        1     Mr. Dickinson is          The World Funds,
8704 Berwickshire  1987                              President of Alfred J.    Inc. - 8 Funds;
Drive                                                Dickinson, Inc. Realtors  The World
Richmond, VA 23229                                   since April, 1971;        Insurance Trust -
(56)                                                 Director of The World     1 Fund; The Satuit
                                                     Funds, Inc., a registered Capital
                                                     investment company,       Management
                                                     since March, 1997; and    Trust - 1 Fund
                                                     Trustee of Satuit Capital
                                                     Management Trust, a
                                                     registered investment
                                                     company, since
                                                     February, 2004.
-------------------------------------------------------------------------------------------------

Vontobel Eastern European Equity Fund

Name, Address and    Position(s) Held With Number of Principal Occupation(s)     Other
Age (1)              Company and Tenure    Funds in  During The Past 5 Years     Directorships by
                                           Company                               Directors and
                                           Overseen                              Number of Funds
                                                                                 in the Complex
                                                                                 Overseen
-------------------------------------------------------------------------------------------------
Officers:
-------------------------------------------------------------------------------------------------
F. Byron Parker, Jr. Secretary                N/A    Mr. Parker is Secretary           N/A
1500 Forest Avenue                                   of CSS and FDCC since
Suite 222                                            1986; Secretary of The
Richmond, VA 23229                                   World Funds, Inc., a
(60)                                                 registered investment
                                                     company, since March,
                                                     1997; and partner in the
                                                     law firm Parker and
                                                     McMakin.
-------------------------------------------------------------------------------------------------
Gunter Faschang      Vice President of the    N/A    Mr. Faschang began his            N/A
450 Park Avenue      Company and                     career in September 1995
New York, NY 10022   President of the                as a registered trader on
(31)                 Vontobel Eastern                the floor of the Frankfurt
                     European Equity Fund            Stock Exchange with
                                                     Sputz AG and Exco-
                                                     Bierbaum. In March
                                                     1997 he joined
                                                     Investmentbank Austria,
                                                     Vienna, as a Central
                                                     European equity strategist.
                                                     In January 1998 Mr.
                                                     Faschang moved to Erste
                                                     Bank, Vienna, as a
                                                     Central European equity
                                                     strategist and sector
                                                     analyst for Russian oil
                                                     stocks, with responsibility
                                                     for organizing the Erste
                                                     group's Central European
                                                     research effort. In March
                                                     2000 he was appointed
                                                     manager of Erste-
                                                     Sparinvest's Danubia Fund.
                                                     In July 2001 Mr. Faschang
                                                     joined Vontobel Asset
                                                     Management AG as head
                                                     of Eastern European
                                                     equity management and
                                                     research, and was at the
                                                     same time appointed a
                                                     Vice President of Vontobel
                                                     USA Inc., a registered
                                                     investment adviser.

Vontobel Eastern European Equity Fund

(1) Unless otherwise indicated, each Director or Officer may be contacted by writing the Director or Officer, c/o Vontobel Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229

(2) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he owns First Dominion Capital Corp., the principal underwriter of the Company; and (3) he owns or controls the Company's various service providers.

(3) Mr. Mastoloni is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Mastoloni is an interested person because: (1) he is an Officer of Vontobel Asset Management, Inc. the investment adviser to the Funds.

Each Director holds office for an indefinite term and until the earlier of: the Company's next annual meeting of shareholders and the election and qualification of his successor; or until the date a Director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each Officer holds office at the pleasure of the Board of Directors and serves for a period of one year, or until his successor is duly elected and qualified.

Mr. Pasco, the Chairman of the Board of the Company, is the President and Director of Vontobel Fund Distributors, a division of First Dominion Capital Corp., the Company's underwriter. Mr. Mastoloni, a Director of the Company, is an officer of Vontobel Asset Management, Inc., the Company's investment adviser. Mr. Faschang, Officer of the Company, is an officer of Vontobel Asset Management, Inc., the Company's investment adviser.

Vontobel Eastern European Equity Fund

[LOGO] VONTOBEL
Vontobel Fund Distributors
a division of First Dominion Capital Corp member form NASD
1500 Forest Avenue, Suite 223
Richmond, Virginia 23229
Telephone (800) 527-9500
                               Annual Report to
                                 Shareholders
                               December 31, 2003

                                          Vontobel Eastern European Equity Fund

                                                 Series of Vontobel Funds, Inc.
                                                                  (the Company)
                                                    A Series Investment Company
Vontobel Funds, Inc.


ITEM 2.  CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

     As of the end of the period covered by the report, the Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee and those persons (Samuel Boyd, William E. Poist and Paul M. Dickinson) are "independent," as defined by this
Item 3.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $22,000 for 2002 and $22,000 for 2003.

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2002 and $0 for 2003.

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,500 for 2002 and $2,500 for 2003.

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2002 and $0 for 2003.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     Pursuant to its charter, the registrant's Audit Committee must pre-approve all audit and non-audit services to be provided to the registrant. The Audit Committee also pre-approves any non-audit services provided by the registrant's principal accountant to the Vontobel Eastern European Equity Fund.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

     (b) NA

     (c)100%

     (d) NA

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2002 and $0 for 2003.

     (h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant's investment adviser and any control affiliates that provide ongoing services to the registrant.


ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.


ITEM 6.       [RESERVED]



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.


ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 11. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b) Certifications pursuant to Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   The Vontobel Funds, Inc.

By (Signature and Title)*:      /s/John Pasco, III
                                John Pasco, III
                                Chief Executive Officer
                                (principal executive officer)
Date:         March 8, 2004



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*:      /s/John Pasco, III
                                John Pasco, III
                                Chief Executive Officer
                                (principal executive officer)

Date:         March 8, 2004


By (Signature and Title)*:      /s/John Pasco, III
                                John Pasco, III, Chief Financial Officer
                                (principal financial officer)

Date:         March 8, 2004


* Print the name and title of each signing officer under his or her signature.